Notes, Loans and Financing	12 Months Ended
Dec. 31, 2011
Notes, Loans and Financing
Notes, Loans and Financing

6.     Notes, Loans and Financing

The Company is a party to several loan agreements in the following amounts:

	December 31
	2011	2010
	(in thousands)
Ten-year, non-amortizing loan due June 30, 2011(1)	$—	$410
7.5556% convertible subordinated notes due February 9, 2014(2)	—	500
July 2006 note payable due July 1, 2012(3)	62	176
May 2011 senior secured term loan due May 27, 2014 (4)	8,323	—
Total notes and loans payable and 7.5556% Convertible Subordinated Notes, before debt discount	8,385	1,086
Less: Debt discount	(363)	(114)
Total notes and loans payable and 7.5556% Convertible Subordinated Notes	8,022	972

Notes and loans payable, current portion	8,022	524
Notes and loans payable and 7.5556% Convertible Subordinated Notes, long-term	$—	$448

(1)         EpiCept GmbH, a wholly-owned subsidiary of EpiCept, entered into a ten-year non-amortizing loan in the amount of €1.5 million with Technologie-Beteiligungs Gesellschaft mbH der Deutschen Ausgleichsbank (“tbg”) in August 1997. The loan initially bore interest at 6% per annum.  The loan was amended several times resulting in extensions of the repayment period and an increase in the interest rate to 7.38%.  The loan was repaid in full in June 2011.

(2)  The Company issued $25.0 million in principal aggregate amount of 7.5556% convertible subordinated notes due February 2014 and five and-a-half year warrants to purchase approximately 4.2 million shares of common stock at an exercise price of $3.105 per share in February 2009.  Each $1,000 in principal aggregate amount of the notes was initially convertible into approximately 371 shares of Common Stock, at the option of the holders or upon specified events, including a change of control, and if the Company’s common stock trades at or greater than $5.10 a share for 20 out of 30 days, beginning February 9, 2010. Upon any conversion or redemption of the notes, the holders would receive a make-whole payment in an amount equal to the interest payable through the scheduled maturity of the converted or redeemed notes, less any interest paid before such conversion or redemption. Interest was due and payable on the notes semi-annually in arrears on June 30 and December 31, beginning on June 30, 2009.

The Company allocated the $25.0 million in proceeds between the convertible subordinated notes and the warrants based on their relative fair values. The Company calculated the fair value of the warrants at the date of the transaction at approximately $8.8 million with a corresponding amount recorded as a debt discount. The debt discount is being accreted over the life of the outstanding convertible subordinated notes using the effective interest method. At the date of the transaction, the fair value of the warrants of $8.8 million was determined utilizing the Black-Scholes option pricing model under the following assumptions: dividend yield of 0%, risk free interest rate of 1.99%, volatility of 118% and an expected life of five years.  The Company recognized approximately $8.6 million of non-cash interest expense in 2009 related to the accelerated accretion of the debt discount as a result of the conversion of $24.5 million of the convertible subordinated notes into approximately 9.1 million shares of the Company’s common stock.

The remaining $0.5 million of convertible subordinated notes plus approximately $0.1 million in make-whole interest was repaid in June 2011, prior to the note’s scheduled maturity.  The Company recognized approximately $0.1 million of non-cash interest expense in 2011 related to the accelerated accretion of the remaining debt discount.

(3)         The Company entered into a six-year non-interest bearing promissory note in the amount of $0.8 million with Pharmaceutical Research Associates, Inc., (“PRA”) in July 2006  as compensation for PRA assuming liability on a lease of premises in San Diego, CA. The fair value of the note (assuming an imputed 11.6% interest rate) was $0.6 million and broker fees amounted to $0.2 million at issuance. The note is payable in seventy-two equal installments of $11,000 per month. The loan balance at December 31, 2011 was $0.1 million.

(4)         The Company entered into a senior secured term loan in the amount of $8.6 million with Midcap Financial, LLC., (“Midcap”) in May 2011.  The Company had the option to borrow an additional $2.0 million from Midcap on or before December 31, 2011 upon meeting certain conditions, including the commencement of a Phase III clinical trial, which it did not exercise. The interest rate on the loan is 11.5% per year. The Company incurred approximately $0.1 million in issuance costs in connection with the loan and is required to pay a $0.3 million fee on the maturity date of the loan.  In addition, the Company issued five year common stock purchase warrants to Midcap granting them the right to purchase 1.1 million shares of the Company’s common stock at an exercise price of $0.63 per share. The basic terms of the loan require monthly payments of interest only through November 1, 2011, with 30 monthly payments of principal and interest that commenced on December 1, 2011. Any outstanding balance of the loan and accrued interest is to be repaid on May 27, 2014. In connection with the terms of the loan agreement, the Company granted Midcap a security interest in substantially all of the Company’s personal property including its intellectual property.

The Company allocated the $8.6 million in proceeds between the term loan and the warrants based on their relative fair values. The Company calculated the fair value of the warrants at the date of the transaction at approximately $0.5 million with a corresponding amount recorded as a debt discount. The debt discount is being accreted over the life of the outstanding term loan using the effective interest method. At the date of the transaction, the fair value of the warrants of $0.5 million was determined utilizing the Black-Scholes option pricing model utilizing the following assumptions: dividend yield of 0%, risk free interest rate of 1.71%, volatility of 110% and an expected life of five years.  The Company recognized approximately $0.2 million of non-cash interest expense in 2011 related to the accretion of the debt discount.

The Company’s term loan with Midcap contains a subjective acceleration clause, which allows the lender to accelerate the loan’s due date in the event of a material adverse change in the Company’s ability to pay its obligations when due.  The Company believes that its losses from operations, its stockholders’ deficit and a cash balance that is lower than its loan payable increase the likelihood of the due date being accelerated in this manner, and therefore the Company has classified loan repayments due more than twelve months from the date of these financial statements as a short term liability. The original deferred financing fees and debt discount continue to be amortized over the life of the debt that was assumed when the obligation was originally recorded.

Contractual principal payments due on loans and notes payable are as follows:

Year Ending	At December 31, 2011
(in thousands)
2012	$3,392
2013	3,329
2014	1,664
Total	$8,385